--------------------------------------------------------------------------------
                         CLOSING STATEMENT INFORMATION
--------------------------------------------------------------------------------

Property Name:          ELLIS OFFICE BUILDING

Seller:                 1605 MAIN STREET ASSOCIATES,
                        a Florida joint venture

Purchaser:              TRICONY SARASOTA LTD.,
                        a Florida limited partnership

Proration Date:         8/20/98

Proration as of:        11:59 PM, THURSDAY, AUGUST 20, 1998

Closing Date:           8/21/98

Closing as of:          FRIDAY, AUGUST 21, 1998

Tax Begin Date:         1/1/98

Tax End Date:           12/31/98

Month Begin Date        8/1/98

Month End Date          8/31/98

                               CLOSING STATEMENT
                             ELLIS OFFICE BUILDING

--------------------------------------------------------------------------------

SELLER:               1605 MAIN STREET ASSOCIATES,
                      a Florida joint venture

PURCHASER:            TRICONY SARASOTA LTD.,
                      a Florida limited partnership

PRORATION DATE:       11:59 PM, THURSDAY, AUGUST 20, 1998

CLOSING (FUNDING)     FRIDAY, AUGUST 21, 1998

--------------------------------------------------------------------------------

                                                          CREDIT          CREDIT
                                                       PURCHASER          SELLER
                                                   -------------   -------------
PURCHASE PRICE                                                     13,875,000.00

EARNEST MONEY (held by Seller)                        500,000.00

INTEREST ON EARNEST MONEY                               3,778.30

PRO-RATE PROPERTY TAXES (FOR MONTH OF CLOSING)        129,503.04
   [See Schedule A]

PRO-RATE AUGUST, 1998 LEASE CHARGES                    70,739.07
   [See Schedule D]

TENANT PREPAID RENTS                                   37,549.41
   [See Schedule B]

PRO-RATE SERVICE CONTRACTS                                516.86    .
   [See Schedule C]

SECURITY DEPOSITS                                      33,345.29
   [See Schedule D]

AUGUST GROUND RENT ($2,500/mth / 31 days X 11 days)                       887.10

                                                   -------------   -------------
   SUBTOTALS                                          775,431.97   13,875,887.10

CASH AMOUNT DUE TO SELLER                          13,100,455.13
                                                   -------------   -------------

   TOTAL CREDITS                                   13,875,887.10   13,875,887.10
                                                   =============   =============

NOTES:

[1] All real estate taxes, personal property taxes and assessments relating to the Property are to be reprorated or prorated upon receipt of actual bill(s).

[2] Utility payments shall be directed to the parties for their respective periods of ownership based upon meter reads ordered prior to the Closing Date.

[3] Seller agrees to pay all invoices or charges payable to service contract vendors or other vendors of supplies or services which are unpaid at Closing and relate to periods prior to and including August 20, 1998, or which relate to periods after Closing to the extent Seller received a credit from Purchaser at Closing.

[4] Per First Amendment to Purcahse Agreement, interest calculated 8/1-8/19:
    $68.49 x 20 days = $1,369.80


APPROVED: SELLER                          APPROVED: PURCHASER

1605 MAIN STREET ASSOCIATES,              TRICONY SARASOTA LTD.,
a Florida joint venture                   a Florida limited partnership

By: FIRST CAPITAL INSTITUTIONAL           By: Tricony Sarasota Corp., a Florida
REAL ESTATE, LTD-2, a Florida                 corporation, it's sole general
limited partnership                           partner


  By: FIRST CAPITAL FINANCIAL             By: ________________________________
  CORPORATION, a Florida corporation,         Richard Torres
  its sole general partner                    President

By: ________________________________

By: FIRST CAPITAL INSTITUTIONAL REAL
ESTATE, LTD-3, a Florida limited
partnership

  By: FIRST CAPITAL FINANCIAL
  CORPORATION a Florida corporation,
  its sole general partner

By: ________________________________

---------------------------------------------------------------------------------------

                               ELLIS OFFICE BUILDING

                             SOURCES AND USES STATEMENT

---------------------------------------------------------------------------------------


                            PURCHASER'S SOURCES AND USES:

BALANCE OF CASH TO BE FUNDED BY PURCHASER                                 13,100,455.13
                                                                        ---------------

ADDITIONAL CASH OUTLAYS BY PURCHASER:

  CHICAGO TITLE INSURANCE COMPANY
     Title Insurance Policy Endorsements (100%)             4,485.00
     Search and Exam Fees                                     750.00
     Mortgage Stamps & Intangible Tax on Mortgage          61,050.00
     Escrow Fees (50%)                                        375.00
     Recording Charges (100%)                                 600.00
     Survey Cost (100%)                                          POC
                                                      --------------
  PURCHASER'S CLOSING COSTS                                                   67,260.00
                                                                        ---------------

TOTAL CASH OUTLAY BY PURCHASER                                            13,167,715.13
                                                                        ===============


---------------------------------------------------------------------------------------


                                SELLER'S SOURCES AND USES:


CASH AMOUNT DUE TO SELLER                                                 13,100,455.13
                                                                        ---------------
TOTAL SELLER'S  SOURCES                                                   13,100,455.13
                                                                        ---------------

ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:

  CHICAGO TITLE INSURANCE COMPANY
     Title Insurance Base Premium (100%)                   40,850.00
     Out of Pocket Expense                                     50.00
     Transfer Taxes (100%)                                 97,125.70
     Escrow Fees (50%)                                        375.00
                                                      --------------
                                                                             138,400.70

COMMISSION FOR CUSHMAN & WAKEFIELD                                           346,875.00
                                                                        ---------------

TOTAL CASH OUTLAY BY SELLER                                                  485,275.70


BALANCE TO SELLER                                                         12,615,179.43
                                                                        ===============

                                  SCHEDULE A

---------------------------------------------------------------------------------------------


        ELLIS OFFICE BUILDING
        PRO-RATE 1997 PROPERTY TAXES
        PRORATION MADE AS OF:         11:59 PM, THURSDAY, AUGUST 20, 1998

---------------------------------------------------------------------------------------------
        ACTUAL 1997 REAL ESTATE TAXES
                                                                                   203,744.00
                                                                                 ------------

        ESTIMATED 1998 TAXES                                                       203,744.00

        PURCHASER'S  PRORATA SHARE OF 1998 TAXES            133 /365                  36.438%
                                                                                 ------------

        PURCHASER'S SHARE OF 1998 TAXES                                             74,240.96
        SELLER'S SHARE OF 1998 TAXES                                               129,503.04

        CREDIT DUE TO PURCHASER (SELLER):                                          129,503.04
                                                                                 ============

                                  SCHEDULE B

------------------------------------------------------------------------------

    ELLIS OFFICE BUILDING
    TENANT PREPAID RENTS
    PRORATION MADE AS OF:      11:59 PM, THURSDAY, AUGUST 20, 1998

------------------------------------------------------------------------------

                                                                    AMOUNT
    SUITE #                   TENANT NAME                          PREPAID
    ----------------------------------------------------------------------
              Prepaid Rent:
                              Airborne Express                       35.30
                              Ani Site Development                  390.60
                              Employers Security Company, Inc.       28.27
                              Federal Express                       331.96
                              Goldsmith Stanley                      26.75
                              Ardis Company                         478.84
                              Nationsbsank                       35,741.23
                              Paging Network of Atlanta               0.28
                              United Parcel Service                 253.50
                              University Club                       262.68
                                                                 ---------

                                  CREDIT TO PURCHASER            37,549.41
                                                                 =========



                                                            SCHEDULE C

        -----------------------------------------------------------------------------------------------------------------

        ELLIS OFFICE BUILDING
        RECURRING PAYABLES PRORATION
        PRORATION MADE AS OF:                          11:59 PM, THURSDAY, AUGUST 20, 1998

        -----------------------------------------------------------------------------------------------------------------

        SERVICE CONTRACTS
                                                                                                                CREDIT DUE
                                                                             BILLING PERIOD    # of DAYS         PURCHASER
        VENDOR NAME                                        PAYMENT          BEGIN       END       CREDIT       or (SELLER)
        ------------------------------------------------------------------------------------------------------------------
        PAID BY SELLER

        A-1 Orange Cleaning Service Co.                    (113.00)        08/01/98   08/31/98        11             (40.10)
        Carrier Corporation                                (410.00)        08/01/98   08/31/98        11            (145.48)
        Clean Sweep Parking Lot Maintenance                (100.00)        08/01/98   08/31/98        11             (35.48)
        Control Systems Specialists, Inc.                   (64.14)        08/01/98   08/31/98        11             (22.76)
        Kibler Chemical Corporation                        (256.80)        08/01/98   08/31/98        11             (91.12)
        Marble Renewal                                     (250.00)        08/01/98   08/31/98        11             (88.71)
        Montgomery KONE                                  (1,720.00)        08/01/98   08/31/98        11            (610.32)
        Orkin Pest Control                                  (86.67)        08/01/98   08/31/98        11             (30.75)
        Tropex Plant Sales, Leasing & Maintenance, Inc.    (115.56)        08/01/98   08/31/98        11             (41.01)
        U.S. Lawns of Sarasota, Inc.                       (770.00)        08/01/98   08/31/98        11            (273.23)

                                                       CREDIT DUE TO PURCHASER (SELLER)                           (1,378.96)
                                                                                                               ------------
        PAYABLE BY PURCHASER

        U.S. Security Associates                            546.95         08/17/98   08/21/98         4             437.56

                                                       CREDIT DUE TO PURCHASER (SELLER)                              437.56
                                                                                                               ------------


        INCOME
        Airborne Express                                     53.50         08/01/98   08/31/98        11              18.98
        Airtouch Paging                                       0.00         08/01/98   08/31/98         0               0.00
        American Portable Telecom                         3,150.00         07/01/98   09/30/98        41           1,403.80
        Ardis Company                                         0.00         04/01/98   03/31/99         0               0.00
        Bell South                                            0.00         08/01/98   08/31/98         0               0.00
        Dial Page                                             0.00         08/01/98   08/31/98         0               0.00
        Federal Express                                      50.00         08/01/98   08/31/98        11              17.74
        Mobile Media Communications                           0.00         08/01/98   08/31/98         0               0.00
        Paging Network Tampa                                  0.00         08/01/98   08/31/98         0               0.00
        Pagenet Tampa                                         0.00         08/01/98   08/31/98         0               0.00
        Primeco Personal Comm.                                0.00         08/01/98   07/31/99         0               0.00
        Sarasota Cellular One                                 0.00         08/01/98   08/31/98         0               0.00
        Sun Paging (Pronet)                                   0.00         08/01/98   08/31/98         0               0.00
        United Parcel Service                                50.00         08/01/98   08/31/98        11              17.74

                                                       CREDIT DUE TO PURCHASER (SELLER)                            1,458.26
                                                                                                                -----------
                                                       TOTAL CREDIT DUE TO PURCHASER (SELLER)                        516.86
                                                                                                                ===========

        Notes:
                                                          August          Balance
                                                        Proratable         Prior
                                                        Fees Due*        to 8/1/98
                                                        ----------       ---------
        Airtouch Paging                                   1,183.00          266.84
        American Porable Telecom                              0.00          479.34
        Ardis Company (annual 4/98 - 3/98)                8,120.66            0.00
        Bell South                                          546.00            0.00
        Dial Page                                           819.00           67.49
        Mobile Media Communications                         591.50          496.30
        Paging Network Tampa                                346.28            0.00
        Pagenet Tampa                                       716.63            0.00
        Primeco Personal Comm. (annual 8/98-7/99)        22,680.00            0.00
        Sarasota Cellular One                             1,547.00        3,359.84
        Sun Paging (Pronet)                                 184.36          456.65
                                                        ----------       ---------
        TOTAL                                            36,734.43        5,126.46

        *Does not include variable electric charges for August.

                                                            SCHEDULE D

-----------------------------------------------------------------------------------------------------------------------------

ELLIS OFFICE BUILDING
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF:       11:59 PM, THURSDAY, AUGUST 20, 1998

-----------------------------------------------------------------------------------------------------------------------------

                                                       AUGUST         AUGUST       AUGUST                                PR'S
                                         TENANT       MONTHLY     ESCALATION        OTHER       TOTAL     CHARGES     PRORATA
TENANT                              DEPOSITS(1)          RENT        CHARGES       INCOME     CHARGES        PAID       SHARE
-----------------------------------------------------------------------------------------------------------------------------
American Bankcard Digital Merchant     4,696.73      5,790.55         203.74          -      5,994.29    5,994.29    2,127.01

Bewley and Associates                  1,947.35      1,937.38          36.05        90.00    2,063.43    2,063.43      732.18

Cavanaugh And Company                       -        5,995.21         104.15       270.00    6,369.36    6,369.36    2,260.10

Corbett Susan                            481.24        778.39          17.08        45.00      840.47      840.47      298.23

Custima International Corp.            3,084.08      3,084.08          27.34       165.00    3,276.42    3,276.42    1,162.60

Employers Security Company                  -          778.67           0.73        45.00      824.40      824.40      292.53

Ford Edwin L                           1,466.84      1,370.88          12.52        90.00    1,473.40    1,473.40      522.82

Gardner James W.                            -        1,500.42          63.41       120.00    1,683.83    1,683.83      597.49

Goldsmith Stanley                        699.00      1,663.75           1.51        45.00    1,710.26    1,710.26      606.87

Gulfside Realty Company                  840.32        785.33          14.92        45.00      845.25         -           -

IGIC Management Company                2,137.14      1,997.33          40.67        45.00    2,083.00    2,083.00      739.13

Jim E. Meeks, Jr.                           -        3,132.37          46.31        70.00    3,248.68    3,248.68    1,152.76

Lyons And Beaudry                           -        3,331.25         119.39       222.89    3,673.53    3,673.53    1,303.51

Mercury Printing (Seapress, Inc.)           -        2,020.58          88.01          -      2,108.59    2,108.59      748.21

Nationsbank                                 -       67,447.02      33,415.63       585.00  101,447.65  101,447.65   35,997.55

Nationsbank                                 -        2,140.19          81.21          -      2,221.40    2,221.40      788.24

Painewebber Inc.                            -       17,741.34         761.55     1,410.00   19,912.89   18,422.99    6,537.19

PBCO, Inc.                                  -        6,799.21         284.56          -      7,083.77    7,083.77    2,513.60

Pinnacle Financial Advisors              956.29      1,085.96          36.54        45.00    1,167.50    1,167.50      414.27

Rauscher Pierce Refsnes                1,603.23      2,167.00          20.61        75.00    2,262.61    2,215.22      786.05

Scovill William H P A                  1,998.76      1,984.75          35.84       135.00    2,155.59    2,155.59      764.89

Timmermans Michel                        549.00        549.00          12.49          -        561.49      561.49      199.24

Trottier Richard                         781.92        878.57            -            -        878.57         -           -

Udell Associates of Florida            1,646.23      1,494.58            -          95.00    1,589.58         -           -

University Club                          902.50     14,865.02       1,259.70     2,063.00   18,187.72   18,187.72    6,453.71

Valuation Advisory Services                 -          897.88          16.71        45.00      959.59      959.59      340.50

Viatical Capital Inc.                  3,733.86      4,032.67         170.10       180.00    4,382.77    4,382.77    1,555.18

Watson and Walker                      5,178.80      4,840.00         105.13       255.00    5,200.13    5,200.13    1,845.21
                                  ===========================================================================================
                                      32,703.29    161,089.38      36,975.90     6,140.89  204,206.17  199,355.48   70,739.07


-------------------------------------------------------------------------------------------------------
                                        AUGUST
                                       & PRIOR                                      TOTAL         TOTAL
                                       BALANCE     BALANCE       BALANCE             SR'S          PR'S
                                           O/S   PRIOR 8/1   OR 8/1 PMTS        SHARE O/S     SHARE O/S
                                      --------   ---------   -----------       ----------     ---------
American Bankcard Digital Merchant    1,284.08    1,284.08         -             1,284.08         -

Bewley and Associates                      -           -           -                  -           -

Cavanaugh And Company                      -           -           -                  -           -

Corbett Susan                              -           -           -                  -           -

Custima International Corp.                -           -           -                  -           -

Employers Security Company                 -           -           -                  -           -

Ford Edwin L                               -           -           -                  -           -

Gardner James W.                           -           -           -                  -           -

Goldsmith Stanley                          -           -           -                  -           -

Gulfside Realty Company               2,535.75    1,690.50      845.25           2,235.82      299.93

IGIC Management Company                    -           -           -                  -           -

Jim E. Meeks, Jr.                          -           -           -                  -           -

Lyons And Beaudry                          -           -           -                  -           -

Mercury Printing (Seapress, Inc.)          -           -           -                  -           -

Nationsbank                                -           -           -                  -           -

Nationsbank                                -           -           -                  -           -

Painewebber Inc.                      1,512.78       22.88    1,489.90             984.11      528.67

PBCO, Inc.                                 -           -           -                  -           -

Pinnacle Financial Advisors                -           -           -                  -           -

Rauscher Pierce Refsnes                  47.39         -         47.39              30.57       16.82

Scovill William H P A                      -           -           -                  -           -

Timmermans Michel                          -           -           -                  -           -

Trottier Richard                        878.57         -        878.57             566.82      311.75

Udell Associates of Florida           1,589.58         -      1,589.58           1,025.54      564.04

University Club                            -           -           -                  -           -

Valuation Advisory Services                -           -           -                  -           -

Viatical Capital Inc.                      -           -           -                  -           -

Watson and Walker                          -           -           -                  -           -
                                     ---------   ---------   ---------          ---------   ---------
                                      7,848.15    2,997.46    4,850.69           6,126.94    1,721.21

NOTES:
------

(1) Mobile Media Communications also has a security deposit of $642.00.

                                  SCHEDULE E

----------------------------------------------------------------------------------------------

ELLIS OFFICE BUILDING
SALES TAX

----------------------------------------------------------------------------------------------
                                                                                     TOTAL
                                   AUGUST        CHARGES   BALANCE    BALANCE        PR'S
TENANT                             SALES TAX     PAID      PRIOR 8/1  FOR 8/1 PMTS   SHARE O/S
----------------------------------------------------------------------------------------------
Airborne Express                         3.75        3.75        0.00         0.00        0.00

American Bankcard Digital Merchant     419.60      419.60      129.28         0.00      129.28

Bewley and Associates                  144.44      144.44        0.00         0.00        0.00

Cavanaugh and Company                  445.85      445.85        0.00         0.00        0.00

Corbett, Susan                          58.84       58.84        0.00         0.00        0.00

Custima International Corp.            229.35      229.35        0.00         0.00        0.00

Employers Security Company              57.71       57.71        0.00         0.00        0.00

Federal Express                          3.50        3.50        0.00         0.00        0.00

Ford, Edwin L                          103.14      103.14        0.00         0.00        0.00

Gardner, James W                       117.87      117.87        0.00         0.00        0.00

Goldsmith, Stanley                     119.72      119.72        0.00         0.00        0.00

Gulfside Realty Company                 59.16        0.00      118.32        59.16      177.48

IGIC Management Company                145.81      145.81        0.00         0.00        0.00

Jim E. Meeks, Jr.                      227.41      227.41        0.00         0.00        0.00

Lyons and Beaudry                      257.15      257.15        0.00         0.00        0.00

Mercury Printing (Seapress, Inc.)      147.60      147.60        0.00         0.00        0.00

Nationsbank                          7,118.04    7,118.04        0.00         0.00        0.00

Nationsbank                            155.49      155.49        0.00         0.00        0.00

Painewebber Inc.                     1,395.50    1,335.25       53.31        60.25      113.56

PBCO, Inc                              495.86      495.86        0.00         0.00        0.00

Pinnacle Financial Advisors             83.59       83.59        0.00         0.00        0.00

Rauscher Pierce Refsnes                158.38      168.22       64.75        -9.84       54.91

Scovill, William H P A                 150.89      150.89        0.00         0.00        0.00

Timmermans, Michael                     39.30       39.30        0.00         0.00        0.00

Trottier, Richard                       61.50        0.00        0.00        61.50       61.50

Udell Associates of Florida            111.27        0.00        0.00       111.27      111.27

Untied Parcel Service                    3.50        3.50        0.00         0.00        0.00

University Club                      1,273.14    1,273.14        0.00         0.00        0.00

Valuation Advisory Services             67.17       67.17        0.00         0.00        0.00

Viatical Capital Inc.                  306.80      306.80        0.00         0.00        0.00

Watson and Walker                      367.16      367.16        0.00         0.00        0.00
                                 -------------------------------------------------------------

TOTAL                               14,328.49   14,046.15      365.66       282.34      648.00

Note:
Seller is to pay sales tax collected.  Purchaser is to pay sales tax collected after closing.